                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

/ / Preliminary proxy statement             / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

/X/ Definitive proxy statement

/ / Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

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/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, schedule or registration statement no.:

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(3) Filing party:

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(4) Date filed:

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NOTICE OF ANNUAL MEETING                                 333 West Wacker Drive
OF SHAREHOLDERS -                                        Chicago, Illinois
OCTOBER 10, 1996                                         60606
                                                         (312) 917-7700

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND

August 23, 1996

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc. and Nuveen Ohio Quality Income Municipal Fund, Inc., each a Minnesota corporation, and Nuveen Texas Quality Income Municipal Fund, a Massachusetts business trust (individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois, on Thursday, October 10, 1996, at 10:00 a.m., Chicago time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS OF EACH FUND:

    1. To elect four (4) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

    2. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending July 31, 1997.

    3. To transact such other business as may properly come before the Annual Meeting.

MATTER TO BE VOTED ON BY EACH FUND'S HOLDERS OF SHARES OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED ONLY:

To elect two (2) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

Shareholders of record of each Fund at the close of business on August 12, 1996 are entitled to notice of and to vote at that Fund's Annual Meeting.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

James J. Wesolowski
Secretary

JOINT PROXY STATEMENT                                   333 West Wacker Drive
AUGUST 23, 1996                                         Chicago, Illinois
                                                        60606
                                                        (312) 917-7700

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each director or trustee a "Board Member") of each of Nuveen Arizona Premium Income Municipal Fund, Inc. ("Arizona Premium"), Nuveen Michigan Premium Income Municipal Fund, Inc. ("Michigan Premium"), Nuveen Ohio Quality Income Municipal Fund, Inc. ("Ohio Quality") and Nuveen Texas Quality Income Municipal Fund ("Texas Quality") (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on October 10, 1996 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the four Board nominees to be elected by all shareholders and the two Board nominees to be elected by holders of shares of Municipal Auction Rate Cumulative Preferred ("MuniPreferred(R)"), as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

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 MATTER                                         COMMON SHARES  MUNIPREFERRED
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 Election of Board Members by all Shareholders X              X
 (Lawrence Brown, Anthony Dean, Anne
 Impellizzeri and
 Peter Sawers nominated)
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 Election of Board Members by MuniPreferred                   X
 only (Margaret Rosenheim and Timothy
 Schwertfeger nominated)
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 Ratify Selection of Auditors                  X              X
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A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred, 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspector of election appointed for that Annual Meeting. The inspector of election will determine whether or not a quorum is present at the Annual Meeting. The inspector of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted for a vote of the shareholders of each Fund other than Texas Quality, abstentions and broker non-votes will have the same effect as shares voted against the election of Board Members and against ratification of the selection of independent auditors. For purposes of determining the approval of the matters submitted for a vote of the shareholders of Texas Quality, abstentions and broker non-votes will have no effect on the election of Board Members and will have the same effect as shares voted against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

As of August 12, 1996, there were issued and outstanding: 4,280,555 common shares and 1,200 shares of MuniPreferred, Series TH of Arizona Premium; 7,677,686 common shares and 840 shares of MuniPreferred, Series M and 1,400 shares of MuniPreferred, Series TH of Michigan Premium; 9,254,371 common shares and 680 shares of MuniPreferred, Series M, 1,400 shares of MuniPreferred, Series TH and 1,000 shares of MuniPreferred, Series TH2 of Ohio Quality; and 9,392,432 common shares and 760 shares of MuniPreferred, Series M and 2,000 shares of MuniPreferred, Series TH of Texas Quality. Those persons who were shareholders of record at the close of business on August 12, 1996 will be entitled to one vote for each share held.

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about August 23, 1996.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting, six (6) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents, under normal circumstances holders of MuniPreferred are entitled to elect two
(2) Board Members, and the remaining Board Members are to be elected by holders of common shares and MuniPreferred, voting together as a single class. The members of the Board and the nominees for election to the Board are the same for each Fund. Table I below shows the nominated Board Members of each Fund to be elected by holders of common shares and MuniPreferred, voting together as a single class. Table II below shows the nominated Board Members of each Fund to be elected by holders of MuniPreferred only. The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting of each Fund (except Texas Quality) will be required to elect the Board Members of that Fund. For Texas Quality, the affirmative vote of a plurality of the shares present and entitled to vote at that Fund's Annual Meeting will be required to elect the Board Members of that Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

Tables I and II below show each nominee's age, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of each Fund and the number of common shares of the Funds and of all Nuveen funds managed by Nuveen Advisory Corp. (excluding money market funds) that each nominee beneficially owned as of July 31, 1996. All of the nominees, except Anthony T. Dean, were last elected to each Board at the 1995 Annual Meeting of Shareholders. Mr. Dean will be standing for election by each Fund's shareholders for the first time at the Annual Meeting of Shareholders. Mr. Dean was appointed to the Board of each Fund to fill a vacancy that occurred upon the retirement of Richard J. Franke from John Nuveen & Co. Incorporated and the Board of the Fund on June 30, 1996. Mr. Franke's contributions to the Funds are greatly appreciated. There is currently one vacancy on each Fund's Board. Each Fund's nominating committee is considering candidates for that vacancy.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

TABLE I
NOMINEES FOR EACH FUND TO BE ELECTED BY ALL SHAREHOLDERS

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                                                                     FULL COMMON SHARES
                                                                     BENEFICIALLY OWNED
                                                                          JULY 31, 1996
                                                                -----------------------
    NAME, AGE AND PRINCIPAL                                                      ALL
         OCCUPATIONS OF               YEAR FIRST ELECTED          THE           NUVEEN
NOMINEES AS OF JULY 31, 1996(1)   OR APPOINTED A BOARD MEMBER   FUNDS(2)       FUNDS(3)
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Lawrence H. Brown (62)            1993--All Funds                      0          3,686
Board Member of the Funds;
retired in August 1989 as
Senior Vice President of The
Northern Trust Company.

*Anthony T. Dean (51)             1996--All Funds                      0          6,160
Board Member and President of
the Funds (since July 1996);
Director and (since July 1996)
President of The John Nuveen
Company, John Nuveen & Co.
Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional
Advisory Corp.; prior thereto,
Executive Vice President of The
John Nuveen Company, John Nuveen
& Co. Incorporated, Nuveen
Advisory Corp. and Nuveen
Institutional Advisory Corp.

Anne E. Impellizzeri (63)         1994--All Funds                      0          2,000
Board Member of the Funds;
President and Chief Executive
Officer of Blanton-Peale
Institute (since December 1990);
prior thereto, Vice President of
New York City Partnership (from
1987 to 1990) and Vice President
of Metropolitan Life Insurance
Company (from 1980 to 1988).

Peter R. Sawers (63)              1991-- Ohio Quality,                 0          8,395
Board Member of the Funds;              Texas Quality
Adjunct Professor of Business     1992-- Arizona Premium,
and Economics, University of            Michigan Premium
Dubuque, Iowa (since January
1991); Adjunct Professor, Lake
Forest Graduate School of
Management, Lake Forest,
Illinois (since January 1992);
prior thereto, Executive
Director, Towers Perrin
Australia (management
consultant); Chartered Financial
Analyst; Certified Management
Consultant.

TABLE II
NOMINEES FOR EACH FUND TO BE ELECTED BY HOLDERS OF
MUNIPREFERRED

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                                                                     FULL COMMON SHARES
                                                                     BENEFICIALLY OWNED
                                                                          JULY 31, 1996
                                                                -----------------------
    NAME, AGE AND PRINCIPAL                                                      ALL
         OCCUPATIONS OF               YEAR FIRST ELECTED          THE           NUVEEN
NOMINEES AS OF JULY 31, 1996(1)   OR APPOINTED A BOARD MEMBER   FUNDS(2)       FUNDS(3)
- ---------------------------------------------------------------------------------------
Margaret K. Rosenheim (69)        1991-- Ohio Quality,                 0          5,405
Board Member of the Funds; Helen        Texas Quality
  Ross Professor of Social        1992-- Arizona Premium,
Welfare Policy, School of Social        Michigan Premium
Service Administration,
University of Chicago.
*Timothy R. Schwertfeger (47)     1994--All Funds                      0         96,472
Chairman (since July 1996) and
  Board Member of the Funds
(since July 1994); Chairman
(since July 1996) and Director
of The John Nuveen Company, John
Nuveen & Co. Incorporated,
Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.;
prior thereto Executive Vice
President of The John Nuveen
Company, John Nuveen & Co.
Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional
Advisory Corp.
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(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) The Board Members are directors or trustees, as the case may be, of 21 Nuveen open-end funds and 53 Nuveen closed-end funds. In addition, Messrs. Dean and Schwertfeger are board members of eight funds managed by Nuveen Institutional Advisory Corp.

(2) No nominee beneficially owned, on July 31, 1996, any common shares or MuniPreferred of the Funds.

(3) The number shown reflects the aggregate number of common shares beneficially owned by the nominee in all of the funds managed by Nuveen Advisory Corp. and referred to in note (1) above (excluding money market funds).

The Board Members affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $45,000 annual retainer for serving as a director or trustee, as the case may be, of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Each Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a Board Member of that Fund may elect to have all or a portion of the Board Member's fee deferred. Board Members may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the Board Member wishes to begin deferral.

The tables below show, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by each Fund for its fiscal year ended July 31, 1996 and the total compensation that Nuveen funds accrued for each Board Member during the calendar year 1995, including any interest accrued for Board Members on deferred compensation. The rate of earnings on deferred compensation is equivalent to the average net earnings rate, computed on a quarterly basis, on the shares of such Nuveen fund.

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                                                                              TOTAL
                                                                         COMPENSATION ON
                                                                          NUVEEN FUNDS
                                                                           ACCRUED FOR
                                AGGREGATE COMPENSATION FROM THE FUNDS         BOARD
                                                                           MEMBERS(1)
                                --------------------------------------------------------
                                ARIZONA   MICHIGAN    OHIO      TEXAS
     NAME OF BOARD MEMBER       PREMIUM   PREMIUM    QUALITY   QUALITY
- ----------------------------------------------------------------------------------------
Lawrence H. Brown                  $317       $408      $481      $468           $55,500
Anne E. Impellizzeri                317        408       481       468            63,000
Margaret K. Rosenheim               328        429       508       494            62,322(2)
Peter R. Sawers                     317        408       481       468            55,500
- ----------------------------------------------------------------------------------------

(1) Includes compensation for service on the boards of 21 Nuveen open-end funds and 53 Nuveen closed-end funds.

(2) Includes $1,572 in interest accrued on deferred compensation from prior years.

Anthony T. Dean, Margaret K. Rosenheim and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee of each Fund, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The executive committee of each Fund held thirteen meetings during the fiscal year ended July 31, 1996.

Each Fund's Board has an audit committee composed of Lawrence H. Brown, Anne E. Impellizzeri, Margaret K. Rosenheim and Peter R. Sawers, Board Members who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of each Fund held two meetings during the fiscal year ended July 31, 1996.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a nominating committee composed of the Board Members who are not "interested persons" of that Fund. This committee identifies and recommends individuals to be nominated for election as non-interested Board Members. The nominating committee of each Fund held one meeting during the fiscal year ended July 31, 1996. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

Each Fund's Board held six meetings during the fiscal year ended July 31, 1996. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

Each Fund has the same executive officers. The following table sets forth information as of July 31, 1996 with respect to each executive officer of the Funds, other than executive officers who are Board Members and reflected above. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire at the first meeting of the Board of each Fund following the Annual Meetings of Shareholders, which Board meeting is presently scheduled to be held on October 24, 1996 for each Fund.

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                                                 POSITIONS AND OFFICES WITH
NAME, AGE AND PRINCIPAL OCCUPATIONS              FUNDS
- ------------------------------------------------------------------------------
William M. Fitzgerald, 32                        Vice President (since 1996)
Vice President of Nuveen Advisory Corp. (Since
  December, 1995); prior thereto, Assistant
Vice President (from September, 1992 to
December, 1995) and Assistant Portfolio
Manager (from June, 1988 to September, 1992)
of Nuveen Advisory Corp.; Chartered Financial
Analyst.
Kathleen M. Flanagan, 49                         Vice President (since 1994)
Vice President of John Nuveen & Co.
Incorporated.
J. Thomas Futrell, 41                            Vice President (since each
Vice President of Nuveen Advisory Corp.;         Fund's organization)
  Chartered Financial Analyst.
Steven J. Krupa, 38                              Vice President (since each
Vice President of Nuveen Advisory Corp.          Fund's organization)
Anna R. Kucinskis, 50                            Vice President (since each
Vice President of John Nuveen & Co.              Fund's organization)
  Incorporated.
Larry W. Martin, 45                              Vice President (since 1993) &
Vice President (since September 1992),           Assistant Secretary (since
  Assistant Secretary and Assistant General      each Fund's organization)
Counsel of John Nuveen & Co. Incorporated;
Vice President (since May 1993) and Assistant
Secretary of Nuveen Advisory Corp.; Vice
President (since May 1993) and Assistant
Secretary (since January 1992) of Nuveen
Institutional Advisory Corp.; Assistant
Secretary (since February 1993) of The John
Nuveen Company; Director of Nuveen/Duff &
Phelps Investment Advisors (since January
1995).
O. Walter Renfftlen, 57                          Vice President & Controller
Vice President and Controller of The John        (since each Fund's
  Nuveen Company (since March 1992), John        organization)
Nuveen & Co. Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional Advisory Corp.
Thomas C. Spalding, Jr., 45                      Vice President (since each
Vice President of Nuveen Advisory Corp. and      Fund's organization)
  Nuveen Institutional Advisory Corp.;
Chartered Financial Analyst.
H. William Stabenow, 62                          Vice President & Treasurer
Vice President and Treasurer of The John         (since each Fund's
  Nuveen Company (since March 1992), John        organization)
Nuveen & Co. Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional Advisory Corp.
(since January 1992).

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                                                 POSITIONS AND OFFICES WITH
NAME, AGE AND PRINCIPAL OCCUPATIONS              FUNDS
- ------------------------------------------------------------------------------
James J. Wesolowski, 46                          Vice President & Secretary
Vice President, General Counsel and Secretary    (since each Fund's
  of The John Nuveen Company (since March        organization)
1992), John Nuveen & Co. Incorporated, Nuveen
Advisory Corp. and Nuveen Institutional
Advisory Corp.
Gifford R. Zimmerman, 39                         Vice President (since 1993) &
Vice President (since September 1992),           Assistant Secretary (since
  Assistant Secretary and Assistant General      each Fund's organization)
Counsel of John Nuveen & Co. Incorporated;
Vice President (since May 1993) and Assistant
Secretary of Nuveen Advisory Corp.; Vice
President (since May 1993) and Assistant
Secretary (since January 1992) of Nuveen
Institutional Advisory Corp.; Assistant
Secretary of The John Nuveen Company (since
May 1994).

- --------------------------------------------------------------------------------

On July 31, 1996, Board Members and executive officers of the Funds as a group did not beneficially own any common shares or MuniPreferred of any Fund. On July 31, 1996, Board Members and executive officers of the Funds as a group beneficially owned 198,045 common shares of all funds managed by the Adviser (excluding money market funds). As of July 31, 1996, no person is known to the Funds to have owned beneficially more than five percent of the common shares or MuniPreferred of any Fund.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board who are not "interested persons" have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of the Fund for the fiscal year ending July 31, 1997. Ernst & Young LLP has served each Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in the Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of the Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes. EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

SECTION 16 REPORTING COMPLIANCE

Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and Board Members, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during the fiscal year ended July 31, 1996, all Section 16(a) filing requirements applicable to that Fund's officers and Board Members, investment adviser and affiliated persons of the investment adviser were complied with.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of each Fund following the Fund's fiscal year end. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS JULY 31, 1995 ANNUAL REPORT AND ITS MORE RECENT SEMI-ANNUAL REPORT UPON REQUEST. SUCH WRITTEN OR ORAL REQUEST SHOULD BE DIRECTED TO SUCH FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787. THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED JULY 31, 1996 IS EXPECTED TO BE AVAILABLE ON OR BEFORE SEPTEMBER 29, 1996.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter for Arizona Premium, in its initial public offering of common shares in November 1992 and January 1993 and its public offering of MuniPreferred in March 1993; for Michigan Premium, in its initial public offering of common shares in December 1992 and February 1993 and its public offering of MuniPreferred in April 1993; for Ohio Quality, in its initial public offering of common shares in October and November 1991 and its public offering of MuniPreferred in February 1992; and for Texas Quality, in its initial public offering of common shares in October and November 1991 and its public offering of MuniPreferred in February 1992.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 1997, a shareholder proposal must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than April 25, 1997.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Funds have engaged Tritech Services to assist in the solicitation of proxies at a total estimated cost of $10,000.

GENERAL

Management does not intend to present and does not have reason to believe that others will present any other items of business at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

James J. Wesolowski
Secretary

                                                                         NAZ1096

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.             PROXY BALLOT
COMMON STOCK
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 10, 1996

The undersigned hereby appoints Anthony T. Dean, Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common stock of the undersigned at the Annual Meeting of Shareholders of Nuveen Ohio Quality Income Municipal Fund, Inc. to be held on October 10, 1996, or any adjournment or adjournments thereof:

1. Election of Directors:
   NOMINEES: Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri,
             Peter R. Sawers.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending July 31, 1997.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

- ------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
- -------------------------------------------------------------------------------
                               SEE REVERSE SIDE
                                                                      NUO1096

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:       Please mark your votes as in this example.   /X/
- ----------------------------------------------------------------------------------------------------------------------------------
1.    ELECTION OF DIRECTORS:               / / FOR              / / WITHHOLD authority          / / WITHHOLD authority to vote
        (SEE REVERSE FOR NOMINEES)             all nominees         to vote for all nominees        for nominees indicated below:
                                                                                                     -----------------------------
INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE  of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                 FOR         AGAINST      ABSTAIN
2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL     / /         / /          / /
   YEAR ENDING JULY 31, 1997.

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE ANNUAL MEETING.
- ----------------------------------------------------------------------------------------------------------------------------------
THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICAITON IS MADE, SUCH SHARES WILL BE VOTED FOR THE
ELECTION OF DIRECTORS AND FOR THE PROPOSAL SET FORTH ON THIS PROXY.

Please be sure to sign and date this Proxy.

- --------------------------------
Shareholder sign here       Date
- --------------------------------
Co-owner sign here          Date

NOTE: Please sign exactly as your
name appears on this Proxy. If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.

/ / BK NAZ1096                NUO1096

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.             PROXY BALLOT
MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK, SERIES M, TH AND TH2 PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 10, 1996

The undersigned hereby appoints Anthony T. Dean, Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the shares of Municipal Auction Rate Cumulative Preferred Stock, Series M, TH and TH2, of the undersigned at the Annual Meeting of Shareholders of Nuveen Ohio Quality Income Municipal Fund, Inc. to be held on October 10, 1996, or any adjournment or adjournments thereof:

1. Election of Directors:
   NOMINEES: -- BY ALL SHAREHOLDERS: Lawrence H. Brown, Anthony T. Dean, Anne
                E. Impellizzeri, Peter R. Sawers.
   NOMINEES: -- BY HOLDERS OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK
                ONLY: Margaret K. Rosenheim, Timothy R. Schwertfeger.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending July 31, 1997.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

- ------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
- ------------------------------------------------------------------------------

                               SEE REVERSE SIDE
                                                                     NUO1096-P

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:       Please mark your votes as in this example.   /X/
- ----------------------------------------------------------------------------------------------------------------------------------
1.    ELECTION OF DIRECTORS:               / / FOR              / / WITHHOLD authority          / / WITHHOLD authority to vote
        (SEE REVERSE FOR NOMINEES)             all nominees         to vote for all nominees        for nominees indicated below:
                                                                                                     -----------------------------
INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE  of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                 FOR         AGAINST      ABSTAIN
2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL     / /         / /          / /
   YEAR ENDING JULY 31, 1997.

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE ANNUAL MEETING.
- ----------------------------------------------------------------------------------------------------------------------------------
THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICAITON IS MADE, SUCH SHARES WILL BE VOTED FOR THE
ELECTION OF DIRECTORS AND FOR THE PROPOSAL SET FORTH ON THIS PROXY.

Please be sure to sign and date this Proxy.

- --------------------------------
Shareholder sign here       Date
- --------------------------------
Co-owner sign here          Date

NOTE: Please sign exactly as your
name appears on this Proxy. If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.

/ / BK NAZ1096                NUO1096-P